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                                                                    Exhibit 10.8








                        WEB SERVICES INTERNATIONAL, INC.

                                 1996 STOCK PLAN

                           EFFECTIVE DECEMBER 16, 1996



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                        WEB SERVICES INTERNATIONAL, INC.

                                 1996 STOCK PLAN


1.   Purpose

     WEB SERVICES INTERNATIONAL, INC. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance by employees and other persons who perform services for the Company in order to serve the best interests of the Company and stockholders. By affording eligible persons the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company's business, the WEB SERVICES INTERNATIONAL, INC. 1996 STOCK PLAN (the "1996 Plan") is expected to contribute to the attainment of those objectives.

2.   Scope and Duration

     Awards under the 1996 Plan may be granted in the form of incentive stock options ("incentive stock options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (die "Code") and in the form of non-qualified stock options ("non-qualified options")(unless otherwise indicated, references in the 1996 Plan to "options" include incentive stock options and non-qualified options). The maximum aggregate number of shares of the Company's common stock, par value $.001 ("Common Stock") as to which awards may be granted from time to time under the 1996 Plan is 250,000, all of which may be granted as incentive stock options. The shares available may be in whole or in part, as the Board of Directors of the Company (the "Board of Directors") shall from time to time determine, authorized but unissued shares or issued shares reacquired by the Company. Shares covered by expired or terminated options will be available for subsequent awards under the 1996 Plan. No incentive stock option shall be granted more than 10 years after December 16, 1996.

3.   Administration

     The 1996 Plan shall be administered by the Board of Directors, which shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1996 Plan to grant options, to determine the purchase price of the shares of Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which options shall be granted , and the number of shares to be covered by each option; to designate options as incentive stock options or non-qualified options; to prescribe, amend and rescind rules and regulations relating to the 1996 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with awards under the 1996 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1996 Plan.

     The Board of Directors may employ attorneys, consultants, accountants or other persons and the Board of Directors, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board of Directors in good faith shall be final and binding upon all



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persons who have received awards, the Company and all other interested persons.
No member or agent of the Board of Directors shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the 1996 Plan or awards made thereunder, and all members and agents of the Board of Directors shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

4.   Eligibility; Factors to be Considered in Granting Awards

     (a) The Board of Directors may grant awards to officers and other key employees of the Company and its subsidiaries', and except in the case of incentive stock options, any other non employees who may provide services to the Company or its subsidiaries (all such persons being hereinafter referred to as "employees"). In determining the employees to whom awards shall be granted and the number of shares or units to be covered by each award, the Board of Directors shall take into account the nature of the employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1996 Plan.

     (b) Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with, in replacement of, or as alternatives to, awards or grants under any other employee plan maintained by the Company, its present and future subsidiaries. An employee who has been granted an award or awards under the 1996 Plan may be granted an additional award or awards, subject to such limitations as may be imposed by the Code on the grant of incentive stock options. No award of incentive stock options shall result in the aggregate fair market value of Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (determined at the time the incentive stock option is granted) exceeding $100,000. The Board of Directors, in its sole discretion, may grant to an employee who has been granted an award under the 1996 Plan or any other employee plan maintained by the Company or its subsidiaries, or any predecessors or successors thereto, in exchange for the surrender and cancellation of such award, a new award in the same or a different form and containing such terms, including without limitation a price which is different (either higher or lower) than any price provided in the award so surrendered and cancelled, as the Board of Directors may deem appropriate.

5.   Option Price

     The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors, but in the case of an incentive stock option shall not be less than 100% of the fair market value (110% in the case of a 10% shareholder of the Company) of the Common Stock on the date the option is granted, which shall be deemed to equal the average closing bid and closing asked prices of the Common Stock as reported on the over-the-counter bulletin board ("OTCBB") for the date on which the option is granted (the "Mean Value"), or if there are no sales on such date, on the next preceding day on which there were sales. If the Common Stock has not traded on the OTCBB as of the date of the option grant, then the fair market value shall be deemed to be the price per share at which the Company last offered Common Stock to investors. The Board of Directors shall determine the date on which an option is granted, provided that such date is consistent with the Code and any applicable rules or regulations thereunder. In the absence of such determination, the



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date on which the Board of Directors adopts a resolution granting an option shall be considered the date on which such option is granted, provided the employee to whom the option is granted is promptly notified of the grant and an option agreement is duly executed as of the date of the resolution. The purchase price shall be subject to adjustment as provided in paragraph 11.

6.   Terms of Options

     The term of each incentive stock-option granted under the 1996 Plan shall not be more than 10 years (5 years in the case of a 10% shareholder of the Company) from the date of grant, as the Board of Directors shall determine, subject to earlier termination as provided in paragraphs 9 and 10. The term of each non-qualified stock option granted under the 1996 Plan shall be such period of time as the Board of Directors shall determine, subject to earlier termination as provided in paragraphs 9 and 10.

7.   Exercise of Options; Loans

     (a) Subject to the provisions of the 1996 Plan, an option granted under the 1996 Plan shall become vested as determined by the Board of Directors. The Board of Directors may, in its discretion, determine as a condition of any option, that all or a stated percentage of the options shall become exercisable, in installments or otherwise, only after completion of a specified service requirement. The Board of Directors may also, in its discretion, accelerate the exercisability of any option at any time.

     (b) An option may be exercised at any time or from time to time (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable.

     (c) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check, or other instrument acceptable to the Company, or, with the consent of the Board of Directors, in shares of the Common Stock, valued at the Mean Value on the date of exercise, or if there were no sales on such date, on the next preceding day on which there were sales or (if permitted by the Board of Directors and subject to such terms and conditions as it may determine) by surrender of outstanding awards under the 1996 Plan or any other stock option or incentive compensation plan of the Company. In addition, any amount necessary to satisfy applicable federal, state or local tax requirements shall be paid promptly upon notification of the amount due. The Board of Directors may permit such amount to be paid in shares of Common Stock previously owned by the employee, or a portion of the shares of Common Stock that otherwise Would be distributed to such employee upon exercise of the option, or a combination of cash and shares of such Common Stock.

     (d) Except as provided in paragraphs 9 and 10, no option may be exercised at any time unless the holder thereof is then an employee of or performing services for the Company or one of its subsidiaries, if any. For this purpose, "subsidiary" shall include, as under Treasury Regulations Section 1.421-7(h)(3) and (4), Example (3), any corporation that is a subsidiary of the Company during the entire portion of the requisite period of employment during which it is the employer of


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the holder.

     (e) Subject to any terms and conditions that the Board of- Directors may determine in respect of the exercise of options involving the surrender of outstanding awards, upon, but not until, the exercise of an option or portion thereof in accordance with the 1996 Plan, the option agreement and such rules and regulations as may be established by the Board of Directors, the holder thereof shall have the rights of a stockholder with respect to the shares issued as a result of such exercise.

8.   Non-Transferability of Options

     Options granted under the 1996 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by Section 414(p) of the Code. Options may be exercised during the lifetime of the employee only by the employee or by the employee's guardian or legal representative (unless such exercise would disqualify an option as an incentive stock option).

9.   Termination of Employment

     Unless otherwise determined by the Board of Directors, and subject to such restrictions as may be imposed by the Code in the case of any incentive stock options, in the event that the employment of an employee to whom an option has been granted under the 1996 Plan shall be terminated (except as set forth in paragraph 10), such option may, subject to the provisions of the 1996 Plan, be exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three months after such termination, or, in the case of an employee whose termination results from retirement from active employment at or after age 55, within one year after such termination, but in no case later than the date on which the option terminates; provided, however, that any option held by an employee whose employment is terminated for cause shall forthwith terminate, to the extent not theretofore exercised.

     Awards granted under the 1996 Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Company or any of its subsidiaries. Any option, or any rules and regulations relating to the 1996 Plan, may contain such provisions as the Board of Directors shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any option agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Nothing in the 1996 Plan or in any award granted pursuant to the 1996 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate such employment at any time.

     Notwithstanding anything else in the 1996 Plan to the contrary, if the corporation employing an individual to whom an option has been granted under the 1996 Plan ceases to be a subsidiary of the Company, then the Board of Directors may . provide that service with such employer or its direct or indirect or subsidiaries in any capacity shall be considered employment with the Company for purposes of the 1996 Plan.



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10.  Death or Total Disability of Employee

     If an employee to whom an option has been granted under the 1996 Plan shall die or suffer a "total disability" while employed by the Company or its subsidiaries or within three months (or, in the case of an employee whose termination results from retirement from active employment at or after age 55, within one year) after the termination of such employment (other than termination for cause), such option may be exercised, to the extent that the employee was entitled to do so at the termination of employment (including by reason of death or total disability), as set forth herein by the employee, the legal guardian of the employee (unless such exercise would disqualify an option as an incentive stock option), a legatee or legatees of the employee under the employee's last will, or by the employee's personal representatives or distributees, whichever is applicable, at any time within one year after the date of the employee's death or total disability, but in no case later than the date on which the option terminates. For purposes hereof, "total disability" is defined as the permanent inability of an employee, as a result of accident or sickness, to perform any and every duty pertaining to such employee's occupation or employment for which the employee is suited by reason of the employee's previous training, education and experience.

11.  Adjustment upon Changes in Capitalization, etc.

     Notwithstanding any other provision of the 1996 Plan, the Board of Directors may at any time make or provide for such adjustments to the 1996 Plan, to the number and class of shares available thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Common Stock other than a normal cash dividend, changes in the outstanding Common Stock by reason of stock splits, stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors may make such adjustment as it deems equitable in respect of outstanding options, including in the Board of Directors's discretion revision of outstanding options so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Board of Directors shall be conclusive. No adjustment shall be made in respect of an incentive stock option if such adjustment would disqualify such option as an incentive stock option under Section 422 of the Code and the Treasury Regulations thereunder. No adjustment shall be made in the minimum number of shares with respect to which an option may be exercised at any time. Any fractional shares resulting from such adjustments to options shall be eliminated.

12.  Effective Date

     The 1996 Plan shall be effective as of December 16, 1996, provided that the adoption of the 1996 Plan shall have been subsequently approved by the stockholders of the Company. The Board of Directors thereafter may, in its discretion, grant awards under the 1996 Plan, the grant, exercise or payment of which shall be expressly subject to the conditions that, to the extent required at the time of grant, exercise or payment, any requisite approval or consent of any governmental authority of any kind having jurisdiction over awards granted under the 1996 Plan shall be obtained.


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13.  Termination and Amendment

     The Board of Directors of the Company may suspend, terminate, modify or amend the 1996 Plan. No suspension, termination, modification or amendment of the 1996 Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.

14.  Written Agreements

     Each award of options shall be evidenced by a written agreement, executed by the employee and the Company, which shall contain such restrictions, terms and conditions as the Board of Directors may require.

15.  Effect on Other Stock Plans

     The adoption of the 1996 Plan shall have no effect on awards made or to be made pursuant to other stock plans covering employees of the Company or its subsidiaries, or any predecessors or successors thereto.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan as of the 16th day of December, 1996.


                                     WEB SERVICES INTERNATIONAL, INC.






                                     By: /s/ Richard A. Fisher
                                        _____________________________________

                                        its Chairman




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